Economic Dependency	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Economic Dependency
Concentration Risk Disclosure

7. Economic Dependency

The Company will be dependent on the Advisor and the Dealer Manager for certain services that are essential to the Company, including the sale of the Company’s shares of common stock, asset acquisition and disposition decisions and other general and administrative responsibilities. In the event that the Advisor or the Dealer Manager is unable to provide such services, the Company would be required to find one or more alternative service providers.

6. Economic Dependency

        The Company will be dependent on the Advisor and the Dealer Manager for certain services that are essential to the Company, including the sale of the Company's shares of common stock, asset acquisition and disposition decisions and other general and administrative responsibilities. In the event that the Advisor and the Dealer Manager are unable to provide such services, the Company would be required to find alternative service providers.

        On February 15, 2011, ING Groep N.V., through its wholly owned subsidiary, entered into an agreement pursuant to which ING Clarion Partners, LLC will be acquired by its senior management with their financial partner, an affiliate of Lightyear Capital LLC, a private equity firm specializing in the financial services industry. The acquisition of ING Clarion Partners, LLC is expected to occur by June 6, 2011, subject to customary closing conditions. From and after the closing, the Dealer Manager will no longer be an affiliate of the Advisor. Effective as of the closing, ING Clarion Partners, LLC intends to change its name to Clarion Partners LLC. Effective as of March 4, 2011, the Company changed its name from Clarion Property Trust Inc. to Clarion Partners Property Trust Inc., and the Operating Partnership changed its name from Clarion Property Trust Operating Partnership to CPT Real Estate LP.